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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 27, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                   03-0542659
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Current Report on Form 8-K is filed by Interline Brands, Inc., a
Delaware corporation (the "Company") (NYSE:IBI).


ITEM 7.01.  REGULATION FD DISCLOSURE.

      In the August 3, 2005 public offering of the Company's common stock by certain of the Company's stockholders, the Company and certain of its directors, executive officers and stockholders entered into lock-up agreements restricting the sale or transfer of the Company's common stock by such persons. The representatives of the underwriters have notified the Company that the lock-up period has been extended. The lock-up period, as extended, will now expire at the end of the day on November 13, 2005. The stockholders who are subject to the lock-up period hold approximately 7.8 million shares in the aggregate.

      Certain stockholders of the Company that did not sell in the public offering are not parties to the lock-up agreements described in the first paragraph. Accordingly, such extension does not apply to these stockholders. However, these stockholders are generally subject under a stockholders' agreement to transfer restrictions which expire after November 1, 2005. These stockholders hold an aggregate of approximately 840,000 shares of common stock. They are permitted to sell their shares of common stock, subject to any restrictions under any applicable securities laws, after such date.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard, III
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                                          Name:  Laurence W. Howard, III
                                          Title: Vice President, General Counsel
                                                 and Secretary




Date: October 31, 2005



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